Exhibit 99.1

NEWS RELEASE For more information: Investors: Joe Selner, Chief Financial Officer, 920-491-7120 Media: Janet L. Ford, VP of Public Relations, 414-207-5070
Associated earns 30 cents per share in third quarter of 2008
•	Net income of $37.8 million, or $0.30 per share

•	Provision for loan losses of $55 million and net charge offs of $38 million, consistent with second quarter levels

•	Allowance for loan losses to loans ratio increased to 1.51% from 1.42% at June 30

•	Other-than-temporary valuation charges of $13.6 million ($0.07 per share after tax)

•	Tangible capital ratio remains at 6.50%
GREEN BAY, Wis. – Oct. 16, 2008 – Associated Banc-Corp (NASDAQ: ASBC) reported net income of $37.8 million, or $0.30 per share, for the third quarter of 2008. Comparatively, net income was $47.4 million ($0.37 per share) for second quarter 2008 and $71.7 million ($0.56 per share) for the third quarter of 2007. Book value per share rose to $18.52 at Sept. 30, 2008, up 3 percent over a year ago. The tangible capital ratio of 6.50 percent for Sept. 30 was unchanged from June 30.
Net income was $151.6 million, or $1.19 per share, for the nine months ending Sept. 30, 2008, compared to net income of $221.0 million, or $1.72 per share, for the comparable period of 2007.
Quarterly earnings were impacted by other-than-temporary valuation losses of $13.6 million, or $0.07 per share after tax, related predominantly to preferred stock holdings of Freddie Mac and Fannie Mae.
Provision for loan losses was $55 million and net charge offs were $38 million, compared to $59 million and $37 million, respectively, for second quarter 2008. Nonperforming loans increased $16 million during the quarter to $305 million. On a year-to-date basis, the 2008 provision was $137 million, and net charge offs were $91 million (representing 76 basis points of average loans). Comparatively, for the first nine months of 2007, the provision for loan losses was $19 million, and net charge offs were $25 million (or 22 basis points of average loans). The allowance for loan losses to total loans ratio increased to 1.51 percent at Sept. 30, 2008, compared to 1.42 percent at June 30, and 1.29 percent at year-end 2007.
Net interest income was $167 million for the third quarter, $6 million lower than the second quarter. The net interest margin was 3.48 percent for third quarter, down from 3.65 percent in second quarter. Associated anticipates that the fourth quarter margin will benefit from the current environment.
On average, loans were $16.2 billion for the third quarter of 2008, up $0.1 billion or 2 percent annualized over the second quarter of 2008, led by home equity loan growth (up $0.2 billion). On a period end basis, loans were $16.3 billion, up $0.1 billion (3 percent annualized) since June 30.
Deposits, on average, were $13.7 billion for the third quarter of 2008, up $0.2 billion compared to second quarter, primarily attributable to higher network transaction deposits and non-brokered time deposits. At Sept. 30, deposits were $14.2 billion, up $0.9 billion over June 30.
- more -

ASBC 3Q ’08 page 2 of 2
Core fee-based revenues were $71 million, up $3 million or 4 percent over the second quarter 2008, and up $6 million or 9 percent over the third quarter a year ago, led predominantly by increased service charges on deposit accounts for both comparable periods.
Total noninterest expense was $137 million for third quarter 2008, up $0.8 million (less than 1 percent) over second quarter, and up $2.6 million (2 percent) over third quarter 2007. The efficiency ratio was 52.18 percent and 51.89 percent, respectively, for the three and nine months ended Sept. 30, 2008.
The tangible capital ratio remained stable at 6.50 percent at Sept. 30. In its opening offering week in mid-September, Associated successfully sold $25.8 million of subordinated debt to retail investors through co-agents and a national broker dealer network.
Associated will host a conference call for investors and analysts at 3 p.m. Central Time (CT) today, October 16, 2008. The toll-free dial-in number for the live call is 800-762-8779. The number for international callers is 480-248-5081. Participants should ask the operator for the Associated Banc-Corp third quarter 2008 earnings call, or for call ID number 3927618. A replay of the call will be available starting at 6 p.m. CT Oct. 16, 2008, through Nov. 6, 2008, by calling 800-406-7325 (toll-free) domestically or 303-590-3030 internationally. The call ID number, 3927618, is required to access the replay.
Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified bank holding company with total assets of $22 billion. Associated has approximately 300 banking offices serving 180 communities in Wisconsin, Illinois, and Minnesota. The company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.associatedbank.com.
Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s Annual Report filed on Form 10-K.
Six pages of tables follow.

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp

	September 30,	December 31,	Sep08 vs Dec07	September 30,	Sep08 vs Sep07
(in thousands)	2008	2007	% Change	2007	% Change

Assets
Cash and due from banks	$623,132	$553,031	12.7%	$358,662	73.7%
Interest-bearing deposits in other financial institutions	12,288	11,671	5.3%	10,809	13.7%
Federal funds sold and securities purchased under agreements to resell	60,655	22,447	170.2%	11,441	430.2%
Investment securities available for sale, at fair value	3,616,817	3,543,019	2.1%	3,521,307	2.7%
Loans held for sale	40,912	94,441	(56.7%)	62,632	(34.7%)
Loans	16,272,487	15,516,252	4.9%	15,174,758	7.2%
Allowance for loan losses	(246,189)	(200,570)	22.7%	(200,560)	22.8%

Loans, net	16,026,298	15,315,682	4.6%	14,974,198	7.0%
Premises and equipment, net	188,817	197,446	(4.4%)	197,114	(4.2%)
Goodwill	929,168	929,168	0.0%	929,168	0.0%
Other intangible assets, net	90,138	92,220	(2.3%)	96,427	(6.5%)
Other assets	899,169	832,958	7.9%	778,249	15.5%

Total assets	$22,487,394	$21,592,083	4.1%	$20,940,007	7.4%

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$2,545,779	$2,661,078	(4.3%)	$2,407,026	5.8%
Interest-bearing deposits, excluding Brokered CDs	11,120,281	10,903,198	2.0%	10,950,921	1.5%
Brokered CDs	579,607	409,637	41.5%	800,422	(27.6%)

Total deposits	14,245,667	13,973,913	1.9%	14,158,369	0.6%
Short-term borrowings	4,106,015	3,226,787	27.2%	2,349,525	74.8%
Long-term funding	1,561,722	1,864,771	(16.3%)	1,933,871	(19.2%)
Accrued expenses and other liabilities	209,743	196,907	6.5%	207,060	1.3%

Total liabilities	20,123,147	19,262,378	4.5%	18,648,825	7.9%
Stockholders’ Equity
Preferred stock	—	—		—
Common stock	1,280	1,278	0.2%	1,278	0.2%
Surplus	1,051,976	1,040,694	1.1%	1,039,027	1.2%
Retained earnings	1,321,323	1,305,136	1.2%	1,281,352	3.1%
Accumulated other comprehensive loss	(10,332)	(2,498)	313.6%	(11,979)	(13.7%)
Treasury stock, at cost	—	(14,905)	(100.0%)	(18,496)	(100.0%)

Total stockholders’ equity	2,364,247	2,329,705	1.5%	2,291,182	3.2%

Total liabilities and stockholders’ equity	$22,487,394	$21,592,083	4.1%	$20,940,007	7.4%

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp

	For The Three Months Ended			For The Nine Months Ended
	September 30,		Quarter	September 30,		Year-to-Date
(in thousands, except per share amounts)	2008	2007	% Change	2008	2007	% Change

Interest Income
Interest and fees on loans	$229,001	$283,330	(19.2%)	$721,781	$834,272	(13.5%)
Interest and dividends on investment securities and deposits in other financial institutions
Taxable	32,209	31,140	3.4%	95,439	92,249	3.5%
Tax-exempt	9,887	9,924	(0.4%)	29,922	29,503	1.4%
Interest on federal funds sold and securities purchased under agreements to resell	279	214	30.4%	698	721	(3.2%)

Total interest income	271,376	324,608	(16.4%)	847,840	956,745	(11.4%)
Interest Expense
Interest on deposits	61,743	104,596	(41.0%)	206,904	304,675	(32.1%)
Interest on short-term borrowings	23,958	31,548	(24.1%)	76,494	102,154	(25.1%)
Interest on long-term funding	19,158	25,391	(24.5%)	60,076	70,322	(14.6%)

Total interest expense	104,859	161,535	(35.1%)	343,474	477,151	(28.0%)

Net Interest Income	166,517	163,073	2.1%	504,366	479,594	5.2%
Provision for loan losses	55,011	8,733	529.9%	137,014	19,008	620.8%

Net interest income after provision for loan losses	111,506	154,340	(27.8%)	367,352	460,586	(20.2%)
Noninterest Income
Trust service fees	10,020	10,886	(8.0%)	30,172	31,906	(5.4%)
Service charges on deposit accounts	33,609	26,609	26.3%	87,422	75,176	16.3%
Card-based and other nondeposit fees	12,517	12,436	0.7%	36,243	35,470	2.2%
Retail commissions	14,928	15,476	(3.5%)	47,047	46,728	0.7%
Mortgage banking, net	3,571	3,006	18.8%	15,911	22,252	(28.5%)
Bank owned life insurance income	5,235	4,650	12.6%	15,093	13,179	14.5%
Asset sale gains (losses), net	573	2,220	(74.2%)	(614)	4,545	(113.5%)
Investment securities gains (losses), net	(13,585)	1,879	(823.0%)	(17,243)	8,989	(291.8%)
Other	8,455	7,758	9.0%	30,545	20,863	46.4%

Total noninterest income	75,323	84,920	(11.3%)	244,576	259,108	(5.6%)
Noninterest Expense
Personnel expense	78,395	76,617	2.3%	232,104	226,941	2.3%
Occupancy	12,037	11,967	0.6%	37,327	34,875	7.0%
Equipment	5,088	4,440	14.6%	14,338	13,088	9.6%
Data processing	7,634	7,991	(4.5%)	23,005	23,501	(2.1%)
Business development and advertising	5,175	4,830	7.1%	15,353	14,303	7.3%
Other intangible amortization	1,568	1,979	(20.8%)	4,705	5,358	(12.2%)
Other	26,680	26,185	1.9%	81,878	76,723	6.7%

Total noninterest expense	136,577	134,009	1.9%	408,710	394,789	3.5%

Income before income taxes	50,252	105,251	(52.3%)	203,218	324,905	(37.5%)
Income tax expense	12,483	33,510	(62.7%)	51,625	103,944	(50.3%)

Net Income	$37,769	$71,741	(47.4%)	$151,593	$220,961	(31.4%)

Earnings Per Share:
Basic	$0.30	$0.57	(47.4%)	$1.19	$1.73	(31.2%)
Diluted	$0.30	$0.56	(46.4%)	$1.19	$1.72	(30.8%)
Average Shares Outstanding:
Basic	127,553	126,958	0.5%	127,428	127,513	(0.1%)
Diluted	127,711	127,847	(0.1%)	127,843	128,638	(0.6%)

Consolidated Statements of Income (Unaudited) — Quarterly Trend
Associated Banc-Corp

(in thousands, except per share amounts)	3Q08	2Q08	1Q08	4Q07	3Q07

Interest Income
Interest and fees on loans	$229,001	$237,727	$255,053	$277,647	$283,330
Interest and dividends on investment securities and deposits in other financial institutions
Taxable	32,209	31,878	31,352	30,712	31,140
Tax-exempt	9,887	9,776	10,259	10,394	9,924
Interest on federal funds sold and securities purchased under agreements to resell	279	213	206	214	214

Total interest income	271,376	279,594	296,870	318,967	324,608
Interest Expense
Interest on deposits	61,743	63,655	81,506	98,678	104,596
Interest on short-term borrowings	23,958	24,363	28,173	32,470	31,548
Interest on long-term funding	19,158	18,844	22,074	23,600	25,391

Total interest expense	104,859	106,862	131,753	154,748	161,535

Net Interest Income	166,517	172,732	165,117	164,219	163,073
Provision for loan losses	55,011	59,001	23,002	15,501	8,733

Net interest income after provision for loan losses	111,506	113,731	142,115	148,718	154,340
Noninterest Income
Trust service fees	10,020	10,078	10,074	10,723	10,886
Service charges on deposit accounts	33,609	30,129	23,684	25,866	26,609
Card-based and other nondeposit fees	12,517	12,301	11,425	12,088	12,436
Retail commissions	14,928	16,004	16,115	14,917	15,476

Total core fee-based revenue	71,074	68,512	61,298	63,594	65,407
Mortgage banking, net	3,571	5,395	6,945	498	3,006
Bank owned life insurance income	5,235	4,997	4,861	4,240	4,650
Asset sale gains (losses), net	573	(731)	(456)	11,062	2,220
Investment securities gains (losses), net	(13,585)	(718)	(2,940)	(815)	1,879
Other	8,455	9,170	12,920	7,094	7,758

Total noninterest income	75,323	86,625	82,628	85,673	84,920
Noninterest Expense
Personnel expense	78,395	78,066	75,643	76,487	76,617
Occupancy	12,037	12,026	13,264	11,784	11,967
Equipment	5,088	4,653	4,597	4,820	4,440
Data processing	7,634	8,250	7,121	8,189	7,991
Business development and advertising	5,175	5,137	5,041	5,482	4,830
Other intangible amortization	1,568	1,568	1,569	1,758	1,979
Other	26,680	26,121	29,077	31,582	26,185

Total noninterest expense	136,577	135,821	136,312	140,102	134,009

Income before income taxes	50,252	64,535	88,431	94,289	105,251
Income tax expense	12,483	17,176	21,966	29,498	33,510

Net Income	$37,769	$47,359	$66,465	$64,791	$71,741

Earnings Per Share:
Basic	$0.30	$0.37	$0.52	$0.51	$0.57
Diluted	$0.30	$0.37	$0.52	$0.51	$0.56
Average Shares Outstanding:
Basic	127,553	127,433	127,298	127,095	126,958
Diluted	127,711	127,964	127,825	127,835	127,847

Selected Quarterly Information
Associated Banc-Corp

(in thousands, except per share and full time equivalent employee data)	YTD 2008	YTD 2007	3rd Qtr 2008	2nd Qtr 2008	1st Qtr 2008	4th Qtr 2007	3rd Qtr 2007

Summary of Operations
Net interest income	$504,366	$479,594	$166,517	$172,732	$165,117	$164,219	$163,073
Provision for loan losses	137,014	19,008	55,011	59,001	23,002	15,501	8,733
Asset sale gains (losses), net	(614)	4,545	573	(731)	(456)	11,062	2,220
Investment securities gains (losses), net	(17,243)	8,989	(13,585)	(718)	(2,940)	(815)	1,879
Noninterest income (excluding securities & asset gains)	262,433	245,574	88,335	88,074	86,024	75,426	80,821
Noninterest expense	408,710	394,789	136,577	135,821	136,312	140,102	134,009
Income before income taxes	203,218	324,905	50,252	64,535	88,431	94,289	105,251
Income taxes	51,625	103,944	12,483	17,176	21,966	29,498	33,510
Net income	151,593	220,961	37,769	47,359	66,465	64,791	71,741
Taxable equivalent adjustment	20,809	20,140	6,899	6,814	7,096	7,119	6,856

Per Common Share Data (1)
Net income:
Basic	$1.19	$1.73	$0.30	$0.37	$0.52	$0.51	$0.57
Diluted	1.19	1.72	0.30	0.37	0.52	0.51	0.56
Dividends	0.95	0.91	0.32	0.32	0.31	0.31	0.31
Market Value:
High	$29.23	$35.43	$25.92	$29.23	$28.86	$30.49	$33.05
Low	14.85	26.86	14.85	19.29	22.60	25.23	26.86
Close	19.95	29.63	19.95	19.29	26.63	27.09	29.63
Book value	18.52	18.04	18.52	18.46	18.71	18.32	18.04

Performance Ratios (annualized)
Earning assets yield	5.90%	7.03%	5.58%	5.82%	6.33%	6.88%	7.05%
Interest-bearing liabilities rate	2.71	4.03	2.44	2.53	3.19	3.82	4.02
Net interest margin	3.57	3.59	3.48	3.65	3.58	3.62	3.62
Return on average assets	0.93	1.44	0.68	0.87	1.25	1.23	1.38
Return on average equity	8.57	13.18	6.38	8.01	11.34	11.23	12.69
Return on tangible average equity (2)	14.52	22.73	10.83	13.51	19.26	19.50	22.42
Efficiency ratio (3)	51.89	52.97	52.18	50.75	52.79	56.78	53.44
Effective tax rate	25.40	31.99	24.84	26.61	24.84	31.28	31.84
Dividend payout ratio (4)	79.83	52.60	106.67	86.49	59.62	60.78	54.39

Average Balances
Assets	$21,833,664	$20,537,911	$22,072,948	$21,975,451	$21,449,963	$20,935,023	$20,678,498
Earning assets	19,639,329	18,575,919	19,884,434	19,754,651	19,276,208	18,849,079	18,685,978
Interest-bearing liabilities	16,904,447	15,818,037	17,107,551	16,992,508	16,611,047	16,090,488	15,941,683
Loans	16,011,627	15,075,639	16,203,717	16,120,732	15,708,321	15,301,761	15,183,444
Deposits	13,616,134	13,735,336	13,710,297	13,493,511	13,643,559	13,760,991	13,940,970
Wholesale funding	5,707,467	4,443,557	5,876,051	5,950,699	5,293,797	4,750,471	4,386,354
Stockholders’ equity	2,363,033	2,241,866	2,353,606	2,377,841	2,357,757	2,289,522	2,242,665
Stockholders’ equity / assets	10.82%	10.92%	10.66%	10.82%	10.99%	10.94%	10.85%

At Period End
Assets			$22,487,394	$22,302,704	$21,903,753	$21,592,083	$20,940,007
Loans			16,272,487	16,149,327	15,785,283	15,516,252	15,174,758
Allowance for loan losses			246,189	229,605	207,602	200,570	200,560
Goodwill			929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights, net			53,977	54,725	51,013	51,187	53,636
Other intangible assets			36,161	37,896	39,464	41,033	42,791
Deposits			14,245,667	13,378,734	13,882,174	13,973,913	14,158,369
Wholesale funding			5,667,737	6,359,811	5,388,923	5,091,558	4,283,396
Stockholders’ equity			2,364,247	2,353,882	2,382,418	2,329,705	2,291,182
Stockholders’ equity / assets			10.51%	10.55%	10.88%	10.79%	10.94%
Tangible equity / tangible assets (5)			6.50%	6.50%	6.75%	6.59%	6.61%
Shares outstanding, end of period			127,646	127,537	127,365	127,160	127,035
Shares repurchased during period, including settlements (6)			—	—	—	—	11
Average per share cost of shares repurchased during period (6)			$—	$—	$—	$—	$—
YTD shares repurchased during period, including settlements (6)			—	—	—	3,920	3,920
YTD average per share cost of shares repurchased during period (6)			$—	$—	$—	$34.15	$34.15

Selected trend information
Average full time equivalent employees			5,141	5,179	5,093	5,095	5,200
Trust assets under management, at market value			$5,600,000	$5,900,000	$6,000,000	$6,100,000	$6,200,000
Mortgage loans originated for sale during period			217,993	431,757	516,780	333,331	353,233
Mortgage portfolio serviced for others			6,596,000	6,584,000	6,472,000	6,403,000	6,297,000
Mortgage servicing rights, net / Portfolio serviced for others			0.82%	0.83%	0.79%	0.80%	0.85%

(1)	Per share data adjusted retroactively for stock splits and stock dividends.

(2)	Return on tangible average equity = Net income divided by average equity excluding average goodwill and other intangible assets. This is a non-GAAP financial measure.

(3)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gain, net, and asset sales gains, net.

(4)	Ratio is based upon basic earnings per share.

(5)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

(6)	Does not include shares repurchased for minimum tax withholding on equity compensation.

Financial Summary and Comparison
Associated Banc-Corp

	Three months ended			Nine months ended
	September 30,			September 30,
(in thousands)	2008	2007	% Change	2008	2007	% Change

Allowance for Loan Losses
Beginning balance	$229,605	$206,493	11.2%	$200,570	$203,481	(1.4%)
Balance related to acquisition	—	—	N/M	—	2,991	N/M
Provision for loan losses	55,011	8,733	529.9%	137,014	19,008	620.8%
Charge offs	(40,344)	(15,966)	152.7%	(98,076)	(30,093)	225.9%
Recoveries	1,917	1,300	47.5%	6,681	5,173	29.2%

Net charge offs	(38,427)	(14,666)	162.0%	(91,395)	(24,920)	266.8%

Ending balance	$246,189	$200,560	22.8%	$246,189	$200,560	22.8%

Credit Quality			Sep08 vs Jun08				Sep08 vs Sep07
	Sept 30, 2008	Jun 30, 2008	% Change	Mar 31, 2008	Dec 31, 2007	Sept 30, 2007	% Change

Nonaccrual loans	$290,039	$277,100	4.7%	$197,498	$152,528	$142,509	103.5%
Loans 90 or more days past due and still accruing	14,631	11,762	24.4%	9,959	10,118	8,163	79.2%

Total nonperforming loans	304,670	288,862	5.5%	207,457	162,646	150,672	102.2%
Other real estate owned (OREO)	46,473	46,579	(0.2%)	26,798	26,489	20,866	122.7%

Total nonperforming assets	$351,143	$335,441	4.7%	$234,255	$189,135	$171,538	104.7%

Provision for loan losses	55,011	59,001	(6.8%)	23,002	15,501	8,733	529.9%
Net charge offs	38,427	36,998	3.9%	15,970	15,491	14,666	162.0%

Allowance for loan losses / loans	1.51%	1.42%		1.32%	1.29%	1.32%
Allowance for loan losses / nonperforming loans	80.81	79.49		100.07	123.32	133.11
Nonperforming loans / total loans	1.87	1.79		1.31	1.05	0.99
Nonperforming assets / total loans plus OREO	2.15	2.07		1.48	1.22	1.13
Nonperforming assets / total assets	1.56	1.50		1.07	0.88	0.82
Net charge offs / average loans (annualized)	0.94	0.92		0.41	0.40	0.38
Year-to-date net charge offs / average loans	0.76	0.67		0.41	0.27	0.22

Nonperforming loans by type:
Commercial, financial & agricultural	$85,995	$78,731	9.2%	$54,919	$32,610	$35,695	140.9%
Commercial real estate	52,875	42,280	25.1%	37,367	35,049	42,447	24.6%
Real estate — construction	98,205	110,717	(11.3%)	56,456	39,837	26,602	269.2%
Lease financing	83	522	(84.1%)	1,316	1,323	79	5.1%

Total commercial	237,158	232,250	2.1%	150,058	108,819	104,823	126.2%
Home equity	25,372	23,555	7.7%	18,488	16,209	13,529	87.5%
Installment	6,035	5,184	16.4%	4,184	3,881	3,290	83.4%

Total retail	31,407	28,739	9.3%	22,672	20,090	16,819	86.7%
Residential mortgage	36,105	27,873	29.5%	34,727	33,737	29,030	24.4%

Total nonperforming loans	$304,670	$288,862	5.5%	$207,457	$162,646	$150,672	102.2%

Period End Loan Composition			Sep08 vs Jun08				Sep08 vs Sep07
	Sept 30, 2008	Jun 30, 2008	% Change	Mar 31, 2008	Dec 31, 2007	Sept 30, 2007	% Change

Commercial, financial & agricultural	$4,343,208	$4,423,192	(1.8%)	$4,458,639	$4,281,091	$3,935,976	10.3%
Commercial real estate	3,534,791	3,583,877	(1.4%)	3,585,779	3,635,365	3,656,937	(3.3%)
Real estate — construction	2,363,116	2,351,401	0.5%	2,273,125	2,260,766	2,215,264	6.7%
Lease financing	125,907	124,661	1.0%	118,613	108,794	95,644	31.6%

Total commercial	10,367,022	10,483,131	(1.1%)	10,436,156	10,286,016	9,903,821	4.7%
Home equity	2,892,952	2,757,684	4.9%	2,387,223	2,269,122	2,230,640	29.7%
Installment	842,741	826,895	1.9%	842,564	841,136	866,185	(2.7%)

Total retail	3,735,693	3,584,579	4.2%	3,229,787	3,110,258	3,096,825	20.6%
Residential mortgage	2,169,772	2,081,617	4.2%	2,119,340	2,119,978	2,174,112	(0.2%)

Total loans	$16,272,487	$16,149,327	0.8%	$15,785,283	$15,516,252	$15,174,758	7.2%

Period End Deposit Composition			Sep08 vs Jun08				Sep08 vs Sep07
	Sept 30, 2008	Jun 30, 2008	% Change	Mar 31, 2008	Dec 31, 2007	Sept 30, 2007	% Change

Demand	$2,545,779	$2,602,026	(2.2%)	$2,516,265	$2,661,078	$2,407,026	5.8%
Savings	888,731	921,000	(3.5%)	891,806	853,618	919,891	(3.4%)
Interest-bearing demand	1,667,640	1,697,910	(1.8%)	1,788,404	1,947,551	1,881,235	(11.4%)
Money market	4,608,686	3,917,505	17.6%	3,972,080	3,923,063	3,770,487	22.2%
Brokered CDs	579,607	398,423	45.5%	731,398	409,637	800,422	(27.6%)
Other time deposits	3,955,224	3,841,870	3.0%	3,982,221	4,178,966	4,379,308	(9.7%)

Total deposits	$14,245,667	$13,378,734	6.5%	$13,882,174	$13,973,913	$14,158,369	0.6%

Network transaction deposits included above in interest-bearing demand and money market	$1,356,616	$620,440	118.7%	$610,351	$664,982	$483,100	180.8%
Customer repo sweeps (a)	$657,032	$667,720	(1.6%)	$789,218	$844,414	$874,737	(24.9%)

(a)	Included within short-term borrowings.

N/M — Not meaningful.

Net Interest Income Analysis — Taxable Equivalent Basis
Associated Banc-Corp

	Nine months ended September 30, 2008			Nine months ended September 30, 2007
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$10,405,893	$455,899	5.85%	$9,748,956	$547,923	7.51%
Residential mortgage	2,193,992	97,776	5.95	2,321,792	106,845	6.14
Retail	3,411,742	170,962	6.69	3,004,891	181,942	8.08

Total loans	16,011,627	724,637	6.04	15,075,639	836,710	7.42
Investments and other	3,627,702	144,012	5.29	3,500,280	140,175	5.34

Total earning assets	19,639,329	868,649	5.90	18,575,919	976,885	7.03
Other assets, net	2,194,335			1,961,992

Total assets	$21,833,664			$20,537,911

Interest-bearing liabilities:
Savings deposits	$894,389	3,118	0.47%	$917,983	$3,236	0.47%
Interest-bearing demand deposits	1,791,808	13,131	0.98	1,853,573	27,232	1.96
Money market deposits	4,010,968	61,577	2.05	3,745,304	106,177	3.79
Time deposits, excluding Brokered CDs	3,959,126	115,830	3.91	4,348,130	147,756	4.54

Total interest-bearing deposits, excluding Brokered CDs	10,656,291	193,656	2.43	10,864,990	284,401	3.50
Brokered CDs	540,689	13,248	3.27	509,490	20,274	5.32

Total interest-bearing deposits	11,196,980	206,904	2.47	11,374,480	304,675	3.58
Wholesale funding	5,707,467	136,570	3.20	4,443,557	172,476	5.19

Total interest-bearing liabilities	16,904,447	343,474	2.71	15,818,037	477,151	4.03
Noninterest-bearing demand deposits	2,419,154			2,360,856
Other liabilities	147,030			117,152
Stockholders’ equity	2,363,033			2,241,866

Total liabilities and stockholders’ equity	$21,833,664			$20,537,911

Net interest income and rate spread (1)		$525,175	3.19%		$499,734	3.00%

Net interest margin (1)			3.57%			3.59%
Taxable equivalent adjustment		$20,809			$20,140

	Three months ended September 30, 2008			Three months ended September 30, 2007
	Average	Interest	Average	Average	Interest	Average
	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate

Earning assets:
Loans: (1) (2) (3)
Commercial	$10,393,313	$141,040	5.40%	$9,850,510	$186,947	7.53%
Residential mortgage	2,151,163	31,452	5.84	2,276,094	35,514	6.22
Retail	3,659,241	57,477	6.26	3,056,840	61,770	8.05

Total loans	16,203,717	229,969	5.65	15,183,444	284,231	7.44
Investments and other	3,680,717	48,306	5.25	3,502,534	47,233	5.39

Total earning assets	19,884,434	278,275	5.58	18,685,978	331,464	7.05
Other assets, net	2,188,514			1,992,520

Total assets	$22,072,948			$20,678,498

Interest-bearing liabilities:
Savings deposits	$911,216	1,027	0.45%	$942,305	$1,324	0.56%
Interest-bearing demand deposits	1,771,091	3,366	0.76	1,926,181	9,547	1.97
Money market deposits	4,191,771	19,577	1.86	3,694,646	34,914	3.75
Time deposits, excluding Brokered CDs	3,941,384	34,860	3.52	4,393,590	50,755	4.58

Total interest-bearing deposits, excluding Brokered CDs	10,815,462	58,830	2.16	10,956,722	96,540	3.50
Brokered CDs	416,038	2,913	2.79	598,607	8,056	5.34

Total interest-bearing deposits	11,231,500	61,743	2.19	11,555,329	104,596	3.59
Wholesale funding	5,876,051	43,116	2.92	4,386,354	56,939	5.16

Total interest-bearing liabilities	17,107,551	104,859	2.44	15,941,683	161,535	4.02
Noninterest-bearing demand deposits	2,478,797			2,385,641
Other liabilities	132,994			108,509
Stockholders’ equity	2,353,606			2,242,665

Total liabilities and stockholders’ equity	$22,072,948			$20,678,498

Net interest income and rate spread (1)		$173,416	3.14%		$169,929	3.03%

Net interest margin (1)			3.48%			3.62%
Taxable equivalent adjustment		$6,899			$6,856

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.